YOURTRAVELBIZ.COM, INC.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                      NINE MONTHS ENDED SEPTEMBER 30, 2004

                             YOURTRAVELBIZ.COM, INC.

                                TABLE OF CONTENTS

                      NINE MONTHS ENDED SEPTEMBER 30, 2004



                                                                        Page
                                                                        ----

Independent Auditors' Report                                              1

Financial Statements

   Balance Sheet                                                          2

   Statement of Operations and Accumulated Deficit                        3

   Statement of Cash Flows                                                4

Notes to Financial Statements                                             5 - 10

Independent Auditors' Report on Supplementary Information                 11

Supplementary Information

        Schedule of Selling, General and Administrative Expenses          12

                                           INDEPENDENT AUDITORS' REPORT


To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois

We have audited the accompanying balance sheet of YourTravelbiz.com, Inc. as of September 30, 2004, and the related statements of operations and accumulated deficit, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YourTravelbiz.com, Inc. as of September 30, 2004, and the results of its operations and its cash flows for the nine months then ended, in conformity with accounting principles generally accepted in the United States of America.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants




November 15, 2004
May 31, 2005


                                                        (1)

                            YOURTRAVELBIZ.COM, INC.
                                 BALANCE SHEET
                               SEPTEMBER 30, 2004



                             ASSETS

  CURRENT ASSETS
        Current portion of prepaid commissions ..................   $ 1,488,945

  PROPERTY AND EQUIPMENT ........................................        82,832

  OTHER ASSETS
        Prepaid commissions, less current portion ...............     1,623,434
        Software development costs,
           net of accumulated amortization of $27,386 ...........        10,614
        Deferred tax asset-Federal ..............................       358,552
        Deferred tax asset-State ................................        50,620
                                                                    -----------
  TOTAL OTHER ASSETS ............................................     2,043,220
                                                                    -----------

  TOTAL ASSETS ..................................................   $ 3,614,997
                                                                    ===========


               LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES
        Notes payable ...........................................   $   131,489
        Accounts payable and accrued expenses ...................       295,834
        Current portion of deferred revenue .....................     1,488,945
        Interest payable ........................................        11,536
        Sales tax payable .......................................           454
                                                                    -----------
  TOTAL CURRENT LIABILITIES .....................................     1,928,258

  LONG-TERM LIABILITIES
        Deferred revenue, less current portion ..................     1,623,434
        Due to founder ..........................................        53,053
                                                                    -----------
  TOTAL LONG-TERM LIABILITIES ...................................     1,676,487
                                                                    -----------

  TOTAL LIABILITIES .............................................     3,604,745

  STOCKHOLDERS' EQUITY
        Common stock, no par value, 20,000,000 shares authorized,
            11,965,000 shares issued and outstanding ............     1,251,000
        Accumulated deficit .....................................    (1,240,748)
                                                                    -----------
  TOTAL STOCKHOLDERS' EQUITY ....................................        10,252
                                                                    -----------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ....................   $ 3,614,997
                                                                    ===========


       See independent auditors' report and notes to financial statements


                                      (2)

                            YOURTRAVELBIZ. COM, INC.
                STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


REVENUE
      New RTA sales ........................   $   855,573
      Monthly maintenance fees .............     2,553,008
      Printing and administrative services .       607,332
                                               -----------
                                                 4,015,913
      Less returns and allowances ..........       339,655
                                               -----------

TOTAL REVENUE ..............................     3,676,258

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES     3,982,020
                                               -----------

LOSS FROM OPERATIONS .......................      (305,762)

OTHER INCOME (EXPENSE)
      Interest income ......................         7,770
      Interest expense .....................       (53,245)
                                               -----------
TOTAL OTHER EXPENSE ........................       (45,475)
                                               -----------

NET LOSS ...................................      (351,237)

ACCUMULATED DEFICIT, BEGINNING OF PERIOD ...      (889,511)
                                               -----------

ACCUMULATED DEFICIT, END OF PERIOD .........   $(1,240,748)
                                               ===========



       See independent auditors' report and notes to financial statements


                                      (3)

                            YOURTRAVELBIZ.COM, INC.
                            STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004



 CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss ....................................................   $  (351,237)
    Adjustments to reconcile net loss to net cash
        used by operating activities:
            Depreciation and amortization .......................        63,276
            Changes in assets and liabilities:
                Increase in prepaid commissions .................    (1,515,736)
                Decrease in interest receivable .................         8,888
                Increase in accounts payable and accrued expenses       105,787
                Increase in revenue received in advance .........     1,515,736
                Increase in interest payable ....................        11,536
                                                                    -----------
 NET CASH USED BY OPERATING ACTIVITIES ..........................      (161,750)

 CASH FLOWS FROM INVESTING ACTIVITIES
            Disposition of equipment ............................       157,428
            Acquisition of equipment ............................       (14,094)
            Acquisition of vehicles .............................       (92,092)
                                                                    -----------
 NET CASH PROVIDED BY INVESTING ACTIVITIES ......................        51,242

 CASH FLOWS FROM FINANCING ACTIVITIES
            Proceeds from short term borrowings .................       128,656
            Repayment of loans from related party ...............        30,000
            Cash advances .......................................       (73,354)
            Loans to shareholders ...............................          (425)
            Loan repayments to founder ..........................       (94,215)
                                                                    -----------
 NET CASH USED BY FINANCING ACTIVITIES ..........................        (9,338)
                                                                    -----------

 NET DECREASE IN CASH ...........................................      (119,846)

 CASH OVERDRAFT, BEGINNING OF PERIOD ............................        (7,905)
                                                                    -----------

 CASH OVERDRAFT, END OF PERIOD ..................................   $  (127,751)
                                                                    ===========


 Supplemental disclosure of cash flow information:
    Interest paid during the period .............................   $     2,398




       See independent auditors' report and notes to financial statements


                                      (4)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 1 - NATURE OF OPERATIONS

YourTravelbiz.com, Inc. (the "Company") is an Illinois corporation that was incorporated in February 2001. The Company operates as a leading internet-based travel store marketing business. Its main product is online travel agencies. It also provides maintenance and training services related to the operation of online travel agencies. Its product has been sold across America to hundreds of brick and mortar franchised travel agents for tens of thousands of dollars. It operates its business through the power of referral marketing to provide independent business owners with the ultimate home-based business solutions.

The Company's operation is based on multi-level marketing (MLM). MLM is also called network marketing - a business model which exemplifies direct marketing. The Company has adopted this business model in its operation. Typically, personally sponsored representatives (Reps) become associated with the Company in a contractor-like relationship. These Reps receive remuneration for referring new business owners who purchase the online travel agency product. The Company has structured three teams of Reps who can qualify to earn income. The first team is built with the help of one of the Company's leaders and is called the "1st Team". The Reps will become the leaders who build the second team, which is called the "Power Team". The third team is called the "Dream Team", which is built by others with some help from the Reps in the Power Team.

The 1st Team is made of personally sponsored sales representatives plus the Reps they sponsor, and so on. When a Rep is qualified to override, by having four active personally sold Online Travel Agencies, the Rep will earn a 50% match of the commissions earned by all personally sponsored Reps in the 1st Team. The 1st Team is considered complete when this Rep:

         o Personally sponsors 3 or more Reps, and
         o Has 6 active RTA's (Referred Travel Agency) enrolled by this Rep and/or this Rep's 1st Team Reps

Once the 1st Team is complete, the sponsored Rep qualifies to start his or her Power Team with additional Reps. The Power Team includes the 1st Team of every Rep and the Reps in the Power Team through infinity. When one of the personally sponsored Reps' Power Team Reps starts a Power Team (regardless of depth), that Power Team becomes a 1st Generation Dream Team to the sponsored Reps. When a 1st Generation Rep starts a Power Team (regardless of depth), that Power Team becomes a 2nd Generation Dream Team to the sponsored Reps. This continues through six generations of Power Teams, and is called the sponsored Rep's Dream Team.

In order to operate its electronic commerce business, during the year the Company signed an exclusive 20-year management agreement to receive travel website hosting services with a travel technology company. The website hosting service offers its members with an interactive consumer website. Further, the service provides its members all travel arrangements from the online sites.


                        See independent auditors' report

                                       (5)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting
-------------------

These financial statements have been prepared in accordance with U.S. generally accepted accounting principles, using the accrual method. Accordingly, revenues are recorded in the period in which they are earned and expenses in the period in which they are incurred.


Use of estimates
----------------

The preparation of financial statements in conformity with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Revenue recognition
-------------------

The Company generates revenue from the selling of online travel agencies, and from providing maintenance and training services to the new business owners of such online travel agencies. These online revenues are generated from new referring travel agent ("RTA") sales and existing RTA maintenance fees. An initial up-front sign-up fee, comprised of four separate components, is required of each new RTA. However, not one of the fee components (namely, for the preparation and delivery of training materials; the establishment of a website; the setup in the online system that permits immediate tracking of RTA revenue; and also residual RTA benefits) has a standalone value or represents the culmination of a separate earnings process. As such, and in accordance with Issue No. 00-21 of the Emerging Issues Task Force, a committee established by the Financial Accounting Standards Board (FASB), the recognition of all up-front fees received from new RTA sales is deferred. Such fees are recognized as income over a period of thirty-six months, which is the average historical RTA turnover rate. The current and noncurrent deferred portions of such fees received are reflected as liabilities in the accompanying balance sheet. A 3-day right-of-return period is extended to each new RTA; after such time no refund is available. Monthly hosting and service fees are recognized in the month after the services are provided; site fees are recognized as revenue in the month that the service is provided; license fees are recognized 30 days following the expiration of the license period. The associated rights of customers and obligations of the Company over the period of the relationship are described in detail in the master franchise agreement.

Expense recognition of commission costs
The Company incurs commission costs that are directly related to the origination of new RTA sales; sales which result in the deferral of revenue. Such incremental direct commission costs are capitalized in accordance with FASB Technical Bulletin No. 90-1 (FTB 90-1). In addition, the Company has elected to account for such commission costs in accordance with FTB 90-1, by deferring and charging such costs to expense in proportion to the related revenue recognized, over the same deferral period of thirty-six months.


Cash and cash equivalents
-------------------------
For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.



                        See independent auditors' report
                                       (6)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, equipment and depreciation
Property and equipment is stated at cost and is depreciated over the estimated useful lives of the related assets. Depreciation is computed by use of the double-declining method for both reporting and income tax purposes. Property and equipment is summarized by major classification as follows:

Automobiles                                   $    107,138
Office equipment                                    82,888
Furniture and fixtures                              26,096
                                                ----------
         Total cost                                216,122
  Less: accumulated depreciation                   133,290
                                                 ---------
                                             $      82,832

Capitalized software costs
--------------------------
Pursuant to Statement of Position  No.  98-1,  Accounting  for Costs of Computer
Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants, the Company capitalizes certain costs incurred during an internal use software development project, including costs related to applications, infrastructure, and graphics development for the Company's website. Capitalized costs consist of the cost of the software license agreement (Note 3), and certain external direct costs of materials and licensor provided services incurred in developing the software for its specific applications. Capitalized software costs are being amortized on a straight-line basis over their expected useful life of sixty months.

Income taxes
------------
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard ("SFAS") No. 109, Accounting for Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


NOTE 3 - SOFTWARE LICENSE AGREEMENT AND DEVELOPMENT COSTS
In November 2002, the Company entered into a two-year agreement to license software designed for, and expected to be utilized by, the Company in its electronic commerce activities. In connection therewith, the Company paid the licensor an aggregate of $38,000 for the development and testing cost, and $5,000 for additional compensation plan programming cost.

NOTE 4 - LOANS TO STOCKHOLDERS
Loans to stockholders, representing advances to stockholders, bear an eight percent interest rate and are due in 2009. The balance of these loans as of September 30, 2004 was $41,925.

                        See independent auditors' report
                                       (7)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 5 - COMMITMENTS AND CONTINGENCIES

Operating Leases
----------------
The Company leases its office space from an affiliated company under common ownership. There are no express terms regarding the rental obligation of the Company. Total rent expense recognized for the nine months ended September 30, 2004 was $31,000.

In addition, the Company leases its copy machines under non-cancelable operating leases expiring in various years through 2006. Future minimum payments under such leases in excess of one year are approximated as follows:

Twelve month period ending September 30,                      Amount
----------------------------------------                      ------
               2005                                          $ 7,914
               2006                                            7,914
                                                              ------
                        Total                                $15,828
                                                              ======


Legal Proceedings
-----------------
The Company is involved in legal proceedings incurred in the normal course of business. At September 30, 2004, in the opinion of management, there are no proceedings that would have a material effect on the financial position of the Company if adversely decided.


NOTE 6 - NOTES PAYABLE

Notes payable at September 30, 2004 consist of the following:

5% promissory note in connection with vehicle
purchase.  Interest and principal are payable in
monthly installments of $1,000 for 12 months,
due February 28, 2005.                                         $   46,499

5% promissory note in connection with vehicle
purchase.  Interest and principal are payable
in monthly installments of $1,000 for 12 months,
due March 4, 2005.                                                 34,990

3% short term note in connection with operations
financing. Interest and principal became due
August 2, 2004.                                                    50,000
                                                                   ------

Total                                                           $ 131,489
                                                                  =======



                        See independent auditors' report
                                       (8)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 7 - RELATED PARTY TRANSACTIONS
In the normal course of business, the Company conducts certain transactions with the shareholders and directors of the Company as well as with other related parties affiliated by common control.

Since inception, the founder has provided funding to the Company to operate its business at various times. All loans made by the founder bear a 12% interest rate. As of September 30, 2004, the balance of these loans amounted to $53,053.

In addition, two of the shareholders of the Company received consulting income and bonuses in the amount of $10,000 in the year 2004.


NOTE 8 - MARKETING COMPENSATION PLAN

The Company offers a compensation plan to its sales representatives while its sales revenue multiplies by the power of referral marketing. Representatives are paid direct sales commissions, override compensation (if qualified) and other bonus incentives based upon the amount of each representative's sales, or enrolled referrals.


Direct Sales Commission

Independent Marketing Representatives receive direct sales commissions of $50 on all personal sales. They also receive an additional $50 Power Team Bonus beginning with the fourth personal sale. Direct sales commissions are paid on a weekly basis, based upon the amount of the previous week's sales. Residual commissions are paid on a monthly basis for active representatives, following the month earned. Bonuses are earned by maintaining a minimum number of personal enrollments. Commission costs are capitalized and recognized as expense in proportion to the related revenue recognized, over a period of thirty-six months.


First Team Paycheck Match
Reps can also qualify to earn 50% "Paycheck Match" for each personally sponsored Rep, regardless of how big their checks become. If an independent Rep's personally sponsored Rep earns $1,000, the second earns $2,000 and the third earns $5,000 ($8,000 total), the independent Rep's 50% "Paycheck Match" will be $4,000.

Power Team Bonus
Each independent Rep's Power Team starts with the 4th personally sponsored Rep and includes the 1st Team of every Rep in the Power Team through infinity. Qualifiers will earn $50 on the first three sales made by every Rep in the Power Team. Each independent Rep can either continue placing personally sponsored people directly to him or her, or under someone in their Power Team. As long as these RTAs are active, the independent Rep not only makes the Power Team bonus, but he or she also receives the 50% "Paycheck Match".




                                         See independent auditors' report
                                                        (9)
                                              YOURTRAVELBIZ.COM, INC.
                                           NOTES TO FINANCIAL STATEMENTS
                                       NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 8 - MARKETING COMPENSATION PLAN (CONTINUED)

Dream Team Bonus
----------------
When one of the independent Rep's Power Team members starts their own Power Team, that Power Team becomes a "1st Generation Team" to the independent Rep. When a 1st Generation Rep starts his own Power Team, this Power Team becomes "2nd Generation" to the independent Rep. This continues through six generations of Power Teams. Qualifiers will earn $10 on every sale made by all Reps through six generations of Power Teams, otherwise known as "Dream Team".

Monthly Residuals
-----------------
Each active RTA pays a $49.95 monthly subscriber fee for their virtual online travel store. Qualified independent Reps earn 4% residual income on every active RTA subscriber enrolled by any Rep in the independent Rep Power Team and the Power Teams of the independent Rep 1st, 2nd and 3rd Generation Dream Teams. In addition, the independent Rep will earn 2% per month on the Power Teams of his or her 4th, 5th and 6th Generation Dream Teams.


NOTE 9 - STOCKHOLDERS' EQUITY
In February 2004, the Company issued 2,000,000 shares of no par value common stock, no proceeds were received. As of September 30, 2004, the Company has 11,965,000 shares of common stock issued and outstanding.

NOTE 10 - SUBSEQUENT EVENTS

Beginning October 1, 2004, the Company increased its new RTA sign up fee from $349.95 to $399.95. In November 2004, the Company extended its software license right for one additional year in connection with its MLM online business. Such licensing revenue is immaterial in relation to the overall revenues of the Company.

On December 8, 2004, the Company was acquired by Rezconnect Technologies, Inc. ("Rezconnect"), a publicly-held New York corporation, in a business combination structured as a statutory merger under New York State law and the reorganization provisions of the Internal Revenue Code. This acquisition, recorded at a total value of $15,257,445, was effected through an exchange of equity interests, with Rezconnect exchanging 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for 100% of the outstanding common stock of the Company.

On January 4, 2005, the assets of this combined entity were assigned respectively to three newly-organized privately-held Delaware corporations, with each new entity becoming a wholly-owned subsidiary of Rezconnect on that date. Further, on January 4, 2005 Rezconnect re-incorporated in the State of Delaware and changed its name to YTB International, Inc. ("YTBL"). As a consequence of this Delaware merger and associated re-incorporation, YTBL became the successor to Rezconnect and its three subsidiaries, with each subsidiary becoming a wholly-owned subsidiary of YTBL on that date.


                        See independent auditors' report
                                      (10)











                          INDEPENDENT AUDITORS' REPORT
                          ON SUPPLEMENTARY INFORMATION



To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois


Our report on our audit of the basic financial statements of YourTravelbiz.com, Inc. as of September 30, 2004, and for the nine months then ended, appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule of selling, general and administrative expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants



November 15, 2004
May 31, 2005


                                      (11)

                            YOURTRAVEL BIZ.COM, INC.
            SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
                   NINE MONTHS ENDED SEPTEMBER 30, 2004 (11)


       Advertising                                           $            2,923
       Apparel                                                           25,713
       Audio and video                                                   37,288
       Auto                                                              38,486
       Bank charges                                                       9,525
       Commissions and bonuses                                        1,737,339
       Conventions and presentations                                     47,655
       Copier maintenance and supplies                                    4,559
       Credit card processing fees                                      114,856
       Depreciation and amortization                                     63,276
       Equipment rental                                                   6,294
       Insurance                                                          3,336
       Legal and professional                                            95,097
       Licenses and permits                                                 217
       Meals and entertainment                                           19,262
       Meeting expenses                                                  13,717
       Office expense                                                    50,059
       Operating expenses                                                   957
       Outside services                                                 347,085
       Payroll taxes                                                     56,632
       Postage and freight                                               99,637
       Printing and reproduction                                         73,918
       Processing fees                                                   97,387
       Promotional expenses                                               4,704
       Rent                                                              31,000
       Repairs and maintenance                                            1,274
       Telephone                                                         35,950
       Travel                                                            94,150
       Travel agency                                                      4,794
       Training                                                          35,847
       Utilities                                                            178
       Wages                                                            566,324
       Web fees                                                         262,581
                                                               -----------------

TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES           $        3,982,020
                                                              =================

       See independent auditors' report and notes to financial statements
                                      (12)